UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                  Date of Report:  March 29, 2004
        (Date of Earliest Event Reported:  March 29, 2004)




                        EL PASO CORPORATION
      (Exact name of Registrant as specified in its charter)


     Delaware             1-14365            76-0568816
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
 incorporation or
   organization)


                         El Paso Building
                       1001 Louisiana Street
                       Houston, Texas 77002
        (Address of principal executive offices) (Zip Code)



 Registrant's telephone number, including area code (713) 420-2600




Item 9. Regulation FD Disclosure
        ------------------------
      On March 29, 2004, our president and chief executive officer, Douglas Foshee will present an update on our progress of our long-range-plan, which was announced on December 15, 2003, at the Howard Weil Energy Conference in New Orleans. A copy of the press release is attached as Exhibit 99.A and a copy of the slide presentation is attached as Exhibit 99.B. These exhibits are not filed, but are furnished to comply with Regulation FD. The information disclosed in this Item 9 Current Report on Form 8-K is not considered to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 and is not subject to the liabilities of that section.

          (a)  Exhibits.

                 Exhibit
                 Number    Description
                 -------   -----------
                  99.A     Press release dated March 29, 2004.

                  99.B     Slide presentation dated March 29, 2004.




                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION



                              By: /s/Jeffrey I. Beason
                                 ----------------------
                                   Jeffrey I. Beason
                                 Senior Vice President
                                     and Controller
                             (Principal Accounting Officer)

Dated:  March 29, 2004

                           EXHIBIT INDEX

     Exhibit
     Number       Description
     -------      -----------
      99.A        Press Release dated March 29, 2004.

      99.B        Slide presentation dated March 29, 2004.